                                                                    EXHIBIT 99.3

                     LETTER OF TRANSMITTAL AND ELECTION FORM

         TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, SERIES ONE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, AND 7% CONVERTIBLE PREFERRED STOCK, PAR VALUE $10.00 PER SHARE, OF UNITED FINANCIAL HOLDINGS, INC. WHEN SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE PROPOSED MERGER OF UNITED FINANCIAL HOLDINGS, INC. WITH AND INTO SYNOVUS FINANCIAL CORP.

         TO BE DELIVERED BY PERSONS ENTITLED TO RECEIVE INCENTIVE SHARES (AS DEFINED HEREIN) WHEN SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE PROPOSED MERGER OF UNITED FINANCIAL HOLDINGS, INC. WITH AND INTO SYNOVUS FINANCIAL CORP.

         A PROPERLY EXECUTED LETTER OF TRANSMITTAL AND ELECTION FORM, ALONG WITH THE STOCK CERTIFICATES COVERED THEREBY (OTHER THAN WITH RESPECT TO INCENTIVE SHARES), OR A GUARANTEE OF DELIVERY OF SUCH STOCK CERTIFICATES, MUST BE RECEIVED BY MELLON INVESTOR SERVICES, L.L.C. ("THE EXCHANGE AGENT") NO LATER THAN 5:00 P.M. EASTERN TIME ON _________ ___, 2003, THE DATE OF THE UNITED FINANCIAL SPECIAL MEETING OF SHAREHOLDERS ("THE ELECTION DEADLINE"). IF A HOLDER OF COMMON STOCK, SERIES ONE PREFERRED STOCK OR 7% CONVERTIBLE PREFERRED STOCK OF UNITED FINANCIAL OR A PERSON ENTITLED TO RECEIVE INCENTIVE SHARES (A "UNITED FINANCIAL SHAREHOLDER") DOES NOT MAKE AN EFFECTIVE ELECTION, SUCH UNITED FINANCIAL SHAREHOLDER MAY RECEIVE EITHER CASH, SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF SYNOVUS FINANCIAL CORP. OR A COMBINATION THEREOF, AS DETERMINED BY THE EXCHANGE AGENT, PURSUANT TO THE ALLOCATION PROCEDURES SET FORTH IN THE AGREEMENT AND PLAN OF MERGER, AS AMENDED, DATED AS OF SEPTEMBER 24, 2002, AS AMENDED NOVEMBER 12, 2002, BY AND BETWEEN SYNOVUS FINANCIAL CORP. AND UNITED FINANCIAL HOLDINGS, INC.

DESCRIPTION OF STOCK CERTIFICATES SURRENDERED                         (PLEASE FILL IN. ATTACH SEPARATE SCHEDULE IF NEEDED)
---------------------------------------------------------------------------------------------------------------------------
             NAME(s) AND ADDRESS OF REGISTERED HOLDER(s)
IF THERE IS ANY ERROR IN THE NAME OR ADDRESS SHOWN BELOW, PLEASE            STOCK CERTIFICATE        TYPE AND NUMBER OF
MAKE THE NECESSARY CORRECTIONS                                                    NO(s)               SHARES OF UNITED
                                                                                                   FINANCIAL CAPITAL STOCK
---------------------------------------------------------------------------------------------------------------------------

                                                                        ----------------------- ---------------------------

                                                                        ----------------------- ---------------------------

                                                                        ----------------------- ---------------------------

                                                                        ----------------------- ---------------------------

                                                                        ----------------------- ---------------------------

                                                                        ----------------------- ---------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
INCENTIVE SHARE INFORMATION                                           (PLEASE FILL IN. ATTACH SEPARATE SCHEDULE IF NEEDED)
List below the number of Incentive Shares to which you are entitled and to which this Letter of Transmittal and
Election Form relates.
---------------------------------------------------------------------------------------------------------------------------
          NAME(s) AND ADDRESS OF REGISTERED HOLDER(s)
IF THERE IS ANY ERROR IN THE NAME OR ADDRESS SHOWN BELOW, PLEASE             NUMBER OF INCENTIVE SHARES TO WHICH THE
MAKE THE NECESSARY CORRECTIONS                                                   UNDERSIGNED IS (ARE) ENTITLED
---------------------------------------------------------------------------------------------------------------------------








---------------------------------------------------------------------------------------------------------------------------

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Mail or deliver this Letter of Transmittal and Election Form, or a facsimile thereof, together with the Certificate(s) representing your United Financial Capital Stock (other than with respect to Incentive Shares), to:

                        MELLON INVESTOR SERVICES, L.L.C.

BY MAIL:                                  BY HAND:                              BY OVERNIGHT DELIVERY:
-------------------------------           -------------------------------       ----------------------------------
Attn.: Reorganization Department          Attn.: Reorganization Department      Attn. Reorganization Department
Post Office Box 3300                      120 Broadway, 13th Floor              85 Challenger Road Mail Drop-Reorg
South Hackensack, NJ  07606               New York, NY 10271                    Ridgefield Park, NJ 07660

                      TELEPHONE ASSISTANCE: 1-800-777-3674

* Deliveries made to an address other than any of the addresses stated above will not be acceptable and Mellon Investor Services, L.L.C. will not be responsible therefor.

Dear Sirs:

         In connection with the proposed merger (the "Merger") of United Financial Holdings, Inc., a Florida corporation ("United Financial"), with and into Synovus Financial Corp., a Georgia corporation ("Synovus"), pursuant to that certain Agreement and Plan of Merger, as amended, dated as of September 24, 2002, as amended November 12, 2002, by and between Synovus and United Financial (the "Merger Agreement"), the undersigned either (i) hereby submits the stock certificates listed on the first page hereof, which, prior to the Merger, represent shares of common stock, par value $0.01 per share, of United Financial ("United Financial Common Stock"), series one preferred stock, par value $0.01 per share, of United Financial ("United Financial Series One Preferred Stock"), or 7% convertible preferred stock, par value $10.00 per share, of United Financial ("United Financial 7% Preferred Stock," and together with the United Financial Common Stock and the United Financial Series One Preferred Stock, the "United Financial Capital Stock") or (ii) pursuant to the terms of the Merger Agreement, is entitled to receive shares of United Financial Common Stock, prior to the effective date of the Merger, for which stock certificates will not be issued by United Financial (the "Incentive Shares"), in order to comply with certain provisions of that certain Stock Purchase Agreement, dated September 22, 2000, as amended and restated by that certain Amended and Restated Fourth Amendment to the Stock Purchase Agreement, dated March 21, 2001, by and among United Financial, First Security Bank, a Florida corporation ("First Security"), and all of the shareholders of First Security (the "United Financial Stock Purchase Agreement").

         Immediately prior to the Merger, except as to shares of United Financial Capital Stock as to which dissenters' rights have been duly and validly exercised in accordance with Florida law, (i) each outstanding share of United Financial Common Stock will remain outstanding and unchanged, (ii) each outstanding share of United Financial Series One Preferred Stock will be converted on a one-for-one basis into a share of United Financial Common Stock,
(iii) each outstanding share of United Financial 7% Preferred Stock will be converted into 8.43453 shares of United Financial Common Stock, and (iv) United Financial will issue 35,181 Incentive Shares. Certificates which represent shares of United Financial Series One Preferred Stock and United Financial 7% Preferred Stock will be deemed to represent shares of United Financial Common Stock into which such shares of United Financial Series One Preferred Stock and United Financial 7% Preferred Stock have been converted immediately prior to the Merger.

         The undersigned being either a holder of stock certificates for United Financial Capital Stock or entitled to receive Incentive Shares (for which stock certificates will not be issued) indicates the following preference(s), subject as set forth below, to have each share of United Financial Common Stock, including shares of United Financial Common Stock resulting from the conversion of United Financial Series One Preferred Stock and United Financial 7% Preferred Stock immediately preceding the Merger, represented by such stock certificate, and each Incentive Share, respectively, converted into either (i) the right to receive 0.8021 shares of common stock, par value $1.00 per share of Synovus ("Synovus Common Stock"), (ii) the right to receive $16.47 in cash, without interest, or (iii) the right to receive a combination of shares of Synovus Common Stock and cash with a total value (based on the exchange ratio) equal to the maximum amount a United Financial Shareholder would receive if such shareholder elected to receive only shares of Synovus Common Stock or only cash. It is understood that the following election(s) is (are) subject to the terms, conditions and limitations set forth in (i) the Proxy Statement/Prospectus, dated __________ ___, 2003 relating to the Merger (the "Proxy Statement/Prospectus"), receipt of which is hereby acknowledged by the undersigned, (ii) the Merger Agreement, attached as Appendix "A" to the Proxy Statement/Prospectus, and (iii) the accompanying Instructions. The undersigned understands that neither stock certificates nor scrip representing fractional shares of Synovus Common Stock will be issued, but in lieu thereof, each United Financial Shareholder who would otherwise have been entitled to a fraction of a share of Synovus Common Stock in the Merger will be paid cash, without interest, in an amount equal to the fractional portion of the share of Synovus Common Stock to which such United Financial Shareholder would be entitled multiplied by the closing price per share of Synovus Common Stock on the New York Stock Exchange (the "NYSE") on the last business day immediately preceding the effective date of the Merger.

         The undersigned authorizes and instructs you, as Exchange Agent, to deliver such stock certificates and to receive on behalf of the undersigned, in exchange for the shares of United Financial Common Stock represented thereby, including shares of United Financial Common Stock resulting from the conversion of United Financial Series One Preferred Stock and United Financial 7% Preferred Stock immediately preceding the Merger, or in exchange for Incentive Shares, as the case may be, any check for the cash or any stock certificate for the shares of Synovus Common Stock issuable in the Merger. If stock certificates for shares of United Financial Capital Stock (excluding Incentive Shares) are not delivered herewith, there is furnished below a guarantee of delivery of such stock certificates for shares of United Financial Capital Stock from a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

         Unless otherwise indicated under Special Payment Instructions, please issue any check and any stock certificate for shares of Synovus Common Stock in the name of the registered holders of the United Financial Capital Stock or in the name of the person entitled to receive Incentive Shares. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check and any stock certificate for shares of Synovus Common Stock to the registered holders of the United Financial Capital Stock or to the person entitled to receive Incentive Shares at the address or addresses shown on the first page hereof.

         A PROPERLY EXECUTED LETTER OF TRANSMITTAL AND ELECTION FORM, ALONG WITH THE STOCK CERTIFICATES COVERED THEREBY OR A GUARANTEE OF DELIVERY OF SUCH CERTIFICATES OR WHICH RELATES TO INCENTIVE SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT BY THE ELECTION DEADLINE. IF A UNITED FINANCIAL SHAREHOLDER DOES NOT MAKE AN EFFECTIVE ELECTION, SUCH SHAREHOLDER MAY RECEIVE EITHER CASH, SHARES OF SYNOVUS COMMON STOCK OR A COMBINATION THEREOF, AS DETERMINED BY THE EXCHANGE AGENT, PURSUANT TO THE ALLOCATION PROCEDURES CONTAINED IN THE MERGER AGREEMENT.

---------------------------------------------------------------------------------------------------------------------
   CERTIFICATE ENCLOSED OR DELIVERY                                    TYPE OF ELECTION
              GUARANTEED
  (ATTACH SEPARATE LIST IF NECESSARY)                           (SEE INSTRUCTIONS B, C and E)
---------------------------------------------------------------------------------------------------------------------
CERTIFICATE NUMBER    TOTAL NUMBER OF    TOTAL NUMBER OF        TOTAL NUMBER OF        TOTAL NUMBER OF WHOLE SHARES
                           SHARES        WHOLE SHARES SUBJECT   WHOLE SHARES SUBJECT   SUBJECT TO PER SHARE COMBO
                       REPRESENTED BY    TO PER SHARE CASH      TO PER SHARE STOCK     CONSIDERATION
                        CERTIFICATE      CONSIDERATION          CONSIDERATION
                                         ($16.47  PER SHARE)    (0.8021  SHARES)
---------------------------------------------------------------------------------------------------------------------
                                                                                       Number of whole shares
                                                                                       for which cash
                                                                                       consideration is
                                                                                       elected:______________
                                                                                       Number of whole
                                                                                       shares for which
                                                                                       stock consideration
                                                                                       is elected:___________
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
           INCENTIVE SHARES                                            TYPE OF ELECTION
  (ATTACH SEPARATE LIST IF NECESSARY)
                                                                (SEE INSTRUCTIONS B, C and E)
---------------------------------------------------------------------------------------------------------------------
  TOTAL NUMBER OF INCENTIVE SHARES TO    TOTAL NUMBER OF        TOTAL NUMBER OF        TOTAL NUMBER OF WHOLE SHARES
WHICH THE UNDERSIGNED IS (ARE) ENTITLED  WHOLE SHARES SUBJECT   WHOLE SHARES SUBJECT   SUBJECT TO PER SHARE COMBO
                                         TO PER SHARE CASH      TO PER SHARE STOCK     CONSIDERATION
                                         CONSIDERATION          CONSIDERATION
                                         ($16.47  PER SHARE)    (0.8021  SHARES)
---------------------------------------------------------------------------------------------------------------------
                                                                                       Number of whole shares
                                                                                       for which cash
                                                                                       consideration is
                                                                                       elected:______________
                                                                                       Number of whole
                                                                                       shares for which
                                                                                       stock consideration
                                                                                       is elected:___________
---------------------------------------------------------------------------------------------------------------------

NOTE: The tax consequences to a United Financial Shareholder of an Election (as defined herein) vary depending upon, among other things, which of the above alternatives is chosen. For certain information as to the federal income tax consequences of each type of Election, see "The Merger - Material U.S. Federal Income Tax Consequences" in the Proxy Statement/Prospectus.

IMPORTANT: In the event that Elections to receive either Synovus Common Stock or cash or a combination of Synovus Common Stock and cash exceed the limitations set forth in the Merger Agreement and described in the Proxy Statement/Prospectus, the shares of United Financial Common Stock, including shares of United Financial Common Stock resulting from the conversion of United Financial Series One Preferred Stock and United Financial 7% Preferred Stock immediately preceding the Merger, and Incentive Shares as to which Elections have been made to receive the form of consideration which is over-subscribed will be reduced pursuant to specified allocation procedures set forth in Section I of the Merger Agreement.

-------------------------------------------------------       --------------------------------------------------------
            SPECIAL EXCHANGE INSTRUCTIONS                                SPECIAL INSTRUCTIONS FOR DELIVERY
           (See Instructions E(5) and E(7))                                   (See Instruction E(6))

To be completed ONLY if the checks are to be made             To be completed ONLY if the checks are to be made
payable or the certificates for shares of Synovus             payable to or the certificates for shares of Synovus
Common Stock are to be registered in the name of              Common Stock are to be issued in the name of the
someone other than the undersigned registered                 undersigned registered holder(s) of United Financial
holder(s) of United Financial Capital Stock or the            Capital Stock or the person entitled to receive
person entitled to receive Incentive Shares.                  Incentive Shares, but are to be sent to someone other
                                                              than the undersigned registered holder(s) or the
Name(s)                                                       person entitled to receive Incentive Shares or to an
       --------------------------------------                 address other than the address of the registered
                                                              holder(s) of United Financial Capital Stock or the
---------------------------------------------                 person entitled to receive Incentive Shares set forth
                     (Please Print)                           below.
Address:
        -------------------------------------

---------------------------------------------
              (Include Zip Code)
                                                              Name(s)
--------------------------------------------                         -------------------------------------------------
         (Social Security or Tax ID Number)
                                                              --------------------------------------------------------
                                                                                (Please Print)
                                                              Address:
                                                                      ------------------------------------------------

                                                              --------------------------------------------------------
                                                                             (Include Zip Code)

                                                              --------------------------------------------------------
                                                                       (Social Security or Tax ID Number)

-------------------------------------------------------       --------------------------------------------------------

             SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED
              (SEE INSTRUCTION E(5) CONCERNING SIGNATURE GUARANTEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)


--------------------------------------------------------------------------------

Dated:
       ----------------------------------------------

--------------------------------------------------------------------------------

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate and documents transmitted herewith or by the person entitled to receive Incentive Shares. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction E(3).

Name(s) (Please Print)
                      ----------------------------------------------------------
Capacity
        ------------------------------------------------------------------------
Address (include Zip Code)
                          ------------------------------------------------------
Area Code and Tel. No.
                      ----------------------------------------------------------
Tax ID or Social Security No.
                             ---------------------------------------------------
--------------------------------------------------------------------------------

                             GUARANTEE OF SIGNATURES
                             (SEE INSTRUCTION E(5))

Authorized Signature
                    ------------------------------------------------------------

Name of Firm                                 Dated:
            ------------------------------         -----------------------------


--------------------------------------------------------------------------------
                              GUARANTEE OF DELIVERY
                        (TO BE USED ONLY IF CERTIFICATES
        (OTHER THAN FOR INCENTIVE SHARES) ARE NOT SURRENDERED HEREWITH)

--------------------------------------------------------------------------------
The undersigned is:

--------------------------------------------------------------------------------
a member of a registered national
securities exchange; or
                                        ----------------------------------------
                                                 (Firm -- Please Print)


--------------------------------------------------------------------------------
a member of the National Association
of Securities Dealers, Inc.; or
                                        ----------------------------------------
                                                 (Authorized Signature)

--------------------------------------------------------------------------------

a commercial bank or trust company having
an office or correspondent in the
United States; and guarantees to deliver      ----------------------------------
to the Exchange Agent the certificates
for shares of United Financial Capital        ----------------------------------
Stock to which this Combined Letter of
Transmittal and Election Form relates,        ----------------------------------
duly endorsed in blank or otherwise in
form acceptable for transfer on the books                (Address)
of United Financial, no later than 5:00 P.M.
Eastern Time on the third NYSE trading
day after the Election Deadline.              ----------------------------------
                                               (Area Code and Telephone Number)
--------------------------------------------------------------------------------

SEE INSTRUCTION F FOR INSTRUCTIONS CONCERNING THE COMPLETION OF THE SUBSTITUTE FORM W-9 BELOW.

----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                PART 1--PLEASE PROVIDE YOUR TIN IN THE          Social Security Number
                                          BOX AT THE RIGHT AND CERTIFY BY SIGNING              or Employer
FORM W-9                                  AND DATING BELOW.                               Identification Number ______
----------------------------------------------------------------------------------------------------------------------
                                          PART 2--Certification--Under penalties of perjury, I certify that:
                                          (1)  The number shown on this form is my correct Taxpayer Identification
                                               Number (or I am waiting for a number to be issued to me) and
Department of the                         (2)  I am not subject to backup withholding because: (a) I am exempt from
Treasury                                       backup withholding, or (b) I have not been notified by the Internal
Internal Revenue Service                       Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)
                                               the IRS has notified me that I am no longer subject to backup
PAYER'S REQUEST FOR                            withholding.
TAXPAYER IDENTIFICATION                        Certification Instructions - You must cross out item (2) above if you
NUMBER ("TIN")                                 have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or
                                               dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
----------------------------------------------------------------------------------------------------------------------

               SIGN HERE                  Signature                                            PART 3--
                                                   ------------------------------
                                          Date                                               Awaiting TIN []
                                              -------------------,---------------
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

Signature:                                    Date:
          ----------------------------------       -----------------------------

--------------------------------------------------------------------------------

                         DO NOT WRITE IN THE SPACE BELOW

                              SHARES                                                  SHARES
         SHARES           CONVERTED INTO                         AMOUNT OF          CONVERTED         CERTIFICATE
      SURRENDERED               CASH            CHECK NO.          CHECK            INTO STOCK            NO.
----------------------- ------------------- ---------------- ----------------- ------------------- -------------------

----------------------- ------------------- ---------------- ----------------- ------------------- -------------------

----------------------- ------------------- ---------------- ----------------- ------------------- -------------------

----------------------- ------------------- ---------------- ----------------- ------------------- -------------------

Delivery Prepared By _______________ Checked By______________ Date __________

                                  INSTRUCTIONS

A. SPECIAL CONDITIONS.

         1. Time in Which to Elect. To be effective, an Election (as hereinafter defined) on this form or a facsimile hereof, accompanied by the above-described certificates representing shares of United Financial Capital Stock or a proper guarantee of delivery thereof, or by a person entitled to receive Incentive Share, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 p.m. Eastern Time on __________ ___, 2003, the date of the United Financial Special Meeting of Shareholders (the "Election Deadline"). United Financial Shareholders whose stock certificates are not immediately available may also make an Election by completing this form or a facsimile thereof, having the Guarantee of Delivery box properly completed and duly executed (subject to the condition that the stock certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of United Financial, no later than 5:00 p.m. Eastern Time on the third NYSE trading day after the Election Deadline). Holders whose Letters of Transmittal and Forms of Election and stock certificates (or proper guarantees of delivery of stock certificates) are not so received, other than persons entitled to receive Incentive Shares who will not receive stock certificates representing such shares, will not be entitled to specify their preference and may receive either shares of Synovus Common Stock, cash or a combination thereof in the Merger, determined in accordance with the allocation procedures set forth in Section I of the Merger Agreement. See Instructions B and C.

         2. Change or Revocation of Election. Any Election may be revoked or changed by the person delivering the Letter of Transmittal and Election Form at or prior to the Election Deadline by submitting to the Exchange Agent a revised Letter of Transmittal and Election Form, properly completed and signed. After the Election Deadline, a United Financial Shareholder may not change or revoke his, her or its Election. In the event an Election is revoked prior to the Election Deadline, the United Financial Capital Stock and/or Incentive Shares represented by such Letter of Transmittal and Election Form shall become No Election Shares (as defined in the Merger Agreement) and will be subject to the allocation procedures for No Election Shares set forth in Section I of the Merger Agreement. Subject to the terms of the Merger Agreement and this Letter of Transmittal and Election Form, the Exchange Agent shall have reasonable discretion to determine whether any Election, revocation or change has been properly or timely made and to disregard immaterial defects in any Letter of Transmittal and Election Form. Any good faith decision of the Exchange Agent or Synovus regarding such matters will be binding and conclusive. Neither Synovus nor the Exchange Agent shall be under any obligation to notify any person of any defect in a Letter of Transmittal and Election Form.

         3. Nullification of Election. All Letters of Transmittal and Election Forms will be void and of no effect if the Merger is not consummated and stock certificates submitted therewith will be promptly returned to the persons submitting the same.

B. TYPES OF ELECTIONS.

         Subject to the allocation procedures set forth in Section I of the Merger Agreement, each share of United Financial Common Stock, including Incentive Shares and shares of United Financial Common Stock resulting from the conversion of United Financial Series One Preferred Stock and United Financial 7% Preferred Stock immediately preceding the Merger, issued and outstanding immediately prior to the effective time of the Merger shall be converted into either (i) the right to receive 0.8021 shares of United Financial Common Stock,
(ii) the right to receive $16.47 in cash, without interest, or (iii) the right to receive a combination of shares of Synovus Common Stock and cash with a total value (based on the exchange ratio) equal to the maximum amount a United Financial Shareholder would receive if such shareholder elected to receive only shares of Synovus Common Stock or only cash.

         By properly completing the box marked "Type of Election," the undersigned may indicate (an "Election") the number of shares of United Financial Capital Stock owned by the undersigned or the number of Incentive Shares to which the undersigned is entitled which the undersigned desires to have converted into:

         (a) the right to receive cash in the amount of $16.47 per share, without interest ("Per Share Cash Consideration");

         (b) the right to receive 0.8021 shares of Synovus Common Stock ("Per Share Stock Consideration"); or

         (c) the right to receive a combination of the Per Share Cash Consideration and the Per Share Stock Consideration ("Per Share Combo Consideration") with a total value (based on the exchange ratio) equal to the maximum amount a United Financial Shareholder would receive if such shareholder elected to receive only the Per Share Cash Consideration or the Per Share Stock Consideration.

         If you elect to receive the Per Share Combo Consideration, please indicate in the box marked "Total Number of Whole Shares Subject to Per Share Combo Consideration" the number of whole shares of United Financial Capital Stock for which you wish to receive cash consideration and the number of whole shares of United Financial Capital Stock for which you wish to receive stock consideration.

C.  ELECTION AND ALLOCATION PROCEDURES.

         A description of the election and allocation procedures is set forth in the Proxy Statement/Prospectus under "The Merger--Terms of the Merger." A full statement of the election and allocation procedures is contained in Section I of the Merger Agreement. All Elections are subject to compliance with the election procedures and to the allocation procedures set forth in the Merger Agreement. IN CONNECTION WITH MAKING ANY ELECTION, EACH UNITED FINANCIAL SHAREHOLDER SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT/PROSPECTUS UNDER "THE MERGER--MATERIAL FEDERAL INCOME TAX CONSEQUENCES."

D.  RECEIPT OF CHECKS AND SYNOVUS COMMON STOCK.

         As soon as practicable after the effective date of the Merger, bank checks and/or stock certificates representing shares of Synovus Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their certificates representing shares of United Financial Capital Stock to the Exchange Agent for cancellation or to those persons who are entitled to receive Incentive Shares prior to the effective date of the Merger. In no event shall the holder of any surrendered certificate for shares of United Financial Capital Stock or a person entitled to receive Incentive Shares be entitled to receive any interest on any cash to be received in the Merger.

E.  GENERAL.

         1. Execution and Delivery. This Letter of Transmittal and Election Form or a facsimile hereof must be properly completed, dated and signed, and must be delivered (together with certificates representing shares of United Financial Capital Stock, other than Incentive Shares, as to which the Election is made or with a duly signed guarantee of delivery of such stock certificates) to the Exchange Agent at the address set forth above.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE UNITED FINANCIAL SHAREHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

         2. Inadequate Space. If there is insufficient space for any material required by this Letter of Transmittal and Election Form, please attach a separate sheet.

         3. Signatures. The signature (or signatures, in the case of (i) stock certificates owned by two or more joint holders or (ii) two or more persons entitled to receive Incentive Shares) on the Letter of Transmittal and Election Form should correspond exactly with the name(s) as written on the face of the stock certificate(s) unless the shares of United Financial Capital Stock described on the Letter of Transmittal and Election Form have been assigned by the registered holder(s), in which event the Letter of Transmittal and Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the stock certificates.

         If the Letter of Transmittal and Election Form is signed by a person or persons other than the registered owners of the stock certificates listed, the stock certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the stock certificates with signature(s) Medallion guaranteed.

         If the Letter of Transmittal and Election Form is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or in any other representative or fiduciary capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with the Letter of Transmittal and Election Form.

         Certificates may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

         4. Checks and New Certificates in Same Name. If checks or certificates representing shares of Synovus Common Stock are to be payable to the order of or registered in exactly the same name that appears on the old certificates representing shares of United Financial Capital Stock being submitted herewith or in exactly the same name as the person entitled to receive Incentive Shares, it will not be necessary to endorse the old certificates representing shares of United Financial Capital Stock (other than Incentive Shares) or to pay for transfer taxes.

         5. Checks and New Certificates in Different Name. If checks or stock certificates are to be payable to the order of or registered in other than exactly the name that appears on the old certificates submitted herewith, the stock certificates submitted must be endorsed, or accompanied by appropriate, signed stock powers, with the signature guaranteed by a firm that is a member of the New York Stock Exchange Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution").

         6. Special Delivery Instructions. If the checks or the certificates for the shares of Synovus Common Stock are to be issued in the name of the registered holder(s) of shares of United Financial Capital Stock or person(s) entitled to receive Incentive Shares, but are to be sent to someone other than the registered holder(s) or person(s) entitled to receive Incentive Shares or to an address other than the address of the registered holder or the person(s) entitled to receive Incentive Shares, it will be necessary to indicate such person or address in the space provided.

         7. Stock Transfer Taxes. Synovus will bear the liability for any state stock transfer taxes applicable to the delivery of checks and stock certificates in connection with the Merger; provided, however, that if any such check or stock certificate is to be issued to any person other than the registered holder(s) of shares of United Financial Capital Stock, represented by the stock certificates submitted, or to the person entitled to receive Incentive Shares, it shall be a condition of the issuance and delivery of such check or stock certificate that the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person shall be delivered to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom shall be submitted before such check or stock certificate will be issued. However, if such checks or stock certificates are to be delivered to a nominee of, and are to be distributed to, the registered holder(s) of the shares of United Financial Capital Stock or to the person entitled to receive Incentive Shares, covered by a Letter of Transmittal and Election Form and the appropriate box under Special Payment Instructions is marked, no stock transfer taxes need be paid.

         8. Lost or Destroyed Stock Certificate(s). If any United Financial Capital Stock certificate has been lost, stolen or destroyed, immediately notify the Exchange Agent IN WRITING. Your letter should be forwarded along with your properly completed Letter of Transmittal and Election Form and any stock certificates you may have in your possession. Once written notification of the loss is received by the Exchange Agent, an affidavit of loss and indemnity agreement, along with instructions which include the cost of replacing the stock certificate, will be sent to the holder of the United Financial Capital Stock represented by the lost stock certificate. The exchange cannot be processed until any missing stock certificate has been replaced.

         9. Dividends on the Shares of Synovus Common Stock. It is important that stock certificates representing United Financial Capital Stock be surrendered promptly because until so surrendered the holders thereof will not be entitled to receive payment of dividends or other distributions which may be declared and payable on shares of Synovus Common Stock, to the extent holders of Synovus Common Stock are entitled thereto. Upon surrender, any such dividends or other distributions payable from the effective time of the Merger on the shares of Synovus Common Stock, and any amounts payable in respect of fractional shares will be paid, without interest, to the recordholder(s) in whose name(s) the certificates representing the shares of Synovus Common Stock were issued, subject to the terms of the Merger Agreement and applicable law.

         10. Voting of Shares of Synovus Common Stock. Until sixty (60) days after the effective date of the Merger, former United Financial Shareholders shall be entitled to vote at any meeting of Synovus shareholders the number of shares of Synovus Common Stock into which their respective shares of United Financial Capital Stock or Incentive Shares are exchangeable regardless of whether or not such holders have surrendered their stock certificates.

         11. Incentive Shares. Pursuant to the terms of the Merger Agreement, immediately prior to the Merger, United Financial will issue 35,181 Incentive Shares pursuant to certain provisions of the United Financial Stock Purchase Agreement to certain previous shareholders of First Security. For more information on the issuance of Incentive Shares by United Financial and to determine if you are entitled to receive Incentive Shares from United Financial, please contact the Exchange Agent at 1-800-777-3674.

         12. Miscellaneous. A single check and/or a single stock certificate will be issued to each previous United Financial Shareholder entitled thereto.

         All questions with respect to this Letter of Transmittal and Election Form and the Elections (including, without limitations, questions relating to the timeliness or effectiveness of any Election and computations as to allocation) will be determined by Synovus and United Financial, which determinations shall be conclusive and binding.

         Additional copies of this Election Form may be obtained from the Exchange Agent (whose telephone number is 1-800-777-3674.

F.  IMPORTANT TAX INFORMATION.

         In order to prevent the application of federal income tax backup withholding, each United Financial Shareholder must provide the Exchange Agent with such shareholder's correct Taxpayer Identification Number ("TIN") and certify that such shareholder is not subject to backup withholdings. An individual's social security number is such individual's TIN. The TIN should be provided in the box in Substitute Form W-9. A holder who does not file a Letter of Transmittal and Election Form should provide the TIN on Internal Revenue Service Form W-9. As a result of the allocation procedures described in the Proxy Statement/Prospectus and the payment of cash in lieu of fractional shares of Synovus Common Stock, a United Financial Shareholder who does not make an Election to receive cash may receive cash in the Merger and, accordingly, should complete the Substitute Form W-9.

         Under federal income tax law, any person who is required to furnish such person's correct TIN to another person, and who fails to comply with such requirements, may be subject to a $50 penalty imposed by the Internal Revenue

Service.

         If backup withholding applies to a United Financial Shareholder, the Exchange Agent is required to withhold 30% on payments for United Financial Capital Stock or Incentive Shares made to such United Financial Shareholder pursuant to the Merger. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. Certain United Financial Shareholders, including, among others, corporations and certain foreign holders are generally not subject to these backup withholding and reporting requirements. To qualify as an exempt recipient on the basis of foreign status, a foreign holder must submit a certificate of Foreign Status on Internal Revenue Service Form W-8BEN (or an appropriate substitute Form) (which the Exchange Agent will provide upon request), signed under penalties of perjury, to the Exchange Agent attesting to that shareholder's exempt status.

         If the electing United Financial Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write "Applied For" in the box provided for the TIN on Substitute Form W-9 on the Election Form. In such case, if the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 30% on payments for any United Financial Capital Stock or Incentive Shares thereafter made to the shareholder pursuant to the Merger until a TIN is provided to the Exchange Agent.

         See the enclosed Guidelines for Certification of Taxpayer Identification Number for additional information.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

 GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.

         Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                FOR THIS TYPE OF ACCOUNT:                         GIVE THE NAME AND SOCIAL SECURITY NUMBER OF:

----------------------------------------------------------- ----------------------------------------------------------
1.  An individual's account                                 The individual
----------------------------------------------------------- ----------------------------------------------------------
2.  Two or more individuals (joint account)                 The actual owner of the account or, if combined funds,
                                                            the first individual on the account(1)
----------------------------------------------------------- ----------------------------------------------------------
3.  Husband and wife (joint account)                        The actual owner of the account or, if joint funds,
                                                            either person(1)
----------------------------------------------------------- ----------------------------------------------------------
4.  Custodian account of a minor  (Uniform Gift to          The minor(2)
    Minors Act)
----------------------------------------------------------- ----------------------------------------------------------
5.  Adult and minor (joint account)                         The adult or, if the minor is the only contributor, the
                                                            minor(1)
----------------------------------------------------------- ----------------------------------------------------------
6.  Account in the name of guardian or committee for        The ward, minor or incompetent person(3)
    a designated ward, minor, or incompetent person
----------------------------------------------------------- ----------------------------------------------------------
7.  a.  The usual revocable savings trust account           a.  The grantor- trustee(1)
        (grantor is also trustee)
    b.  So-called trust account that is not a legal or      b.  The actual owner(1)
        valid trust under State law
----------------------------------------------------------- ----------------------------------------------------------
8.  Sole proprietorship account                             The owner(4)
----------------------------------------------------------- ----------------------------------------------------------
                FOR THIS TYPE OF ACCOUNT:                          GIVE THE EMPLOYER IDENTIFICATION NUMBER OF:
----------------------------------------------------------- ----------------------------------------------------------
9.  A valid trust, estate, or pension trust                 The legal entity (Do not furnish the identifying number
                                                            of the personal representative or trustee unless the
                                                            legal entity itself is not designated in the account
                                                            title)(5)
----------------------------------------------------------- ----------------------------------------------------------
10.  Corporate account                                      The corporation
----------------------------------------------------------- ----------------------------------------------------------
11.  Religious, charitable, or educational organization     The organization
     account
----------------------------------------------------------- ----------------------------------------------------------
12.  Partnership account held in the name of the            The partnership
     business
----------------------------------------------------------- ----------------------------------------------------------
13.  Association, club, or other  tax-exempt organization   The organization
----------------------------------------------------------- ----------------------------------------------------------
14.  A broker or registered nominee                         The broker or nominee
----------------------------------------------------------- ----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2)      Circle the minor's name and furnish the minor's SSN.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

  GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                    FORM W-9

                               OBTAINING A NUMBER

         If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5 - Application for a Social Security Number Card, or Form SS-4 - Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get Forms SS-5 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

                      PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following payees are specifically exempted from backup withholding on ALL payments:

o An organization exempt from tax under section 501(a) of the Internal Revenue Code (the "Code"), an individual retirement plan, or a custodial account under section 403(b)(7) of the Code, if the account satisfies the requirements of section 401(f)(2) of the Code.

o        The United States or any of its agencies or instrumentalities.

o A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

o A foreign government, or any of its political subdivisions, agencies or instrumentalities.

o An international organization or any of its agencies or instrumentalities.

The following payees may be exempt from backup withholding:

o        A corporation.

o        A foreign central bank of issue.

o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

o A futures commission merchant registered with the Commodity Futures Trading Commission.

o        A real estate investment trust.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o A common trust fund operated by a bank under section 584(a) of the Code.

o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.

o        A financial institution.

o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

o A trust exempt from tax under section 664 or described in section 4947 of the Code.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 (OR, IF FOREIGN, FORM W-8BEN) TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE EXCHANGE AGENT, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE EXCHANGE AGENT.

         Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Code.

         PRIVACY ACT NOTICE.--Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

                                    PENALTIES

         1. PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

         2. CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

         3. CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.